Exhibit 10.8


                                                                  EXECUTION COPY
                                                                  --------------

                               IWO ESCROW COMPANY



                                  $290,000,000



            $150,000,000 SENIOR SECURED FLOATING RATE NOTES DUE 2012 $140,000,000 PRINCIPAL AMOUNT AT MATURITY 10.75% SENIOR DISCOUNT NOTES DUE 2015



                               PURCHASE AGREEMENT



                                DECEMBER 14, 2004





                            BEAR, STEARNS & CO. INC.
                              LEHMAN BROTHERS INC.
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED



                      _____________________________________

                               IWO ESCROW COMPANY

                                  $290,000,000

            $150,000,000 SENIOR SECURED FLOATING RATE NOTES DUE 2012 $140,000,000 PRINCIPAL AMOUNT AT MATURITY 10.75% SENIOR DISCOUNT NOTES DUE 2015



                               PURCHASE AGREEMENT

                                                               December 14, 2004
                                                              New York, New York

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER &
    SMITH INCORPORATED
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York  10179

Ladies & Gentlemen:

         IWO Escrow Company, a Delaware corporation (the "COMPANY"), proposes to issue and sell to Bear, Stearns & Co. Inc. ("BEAR STEARNS"), Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (each, an "INITIAL PURCHASER" and, collectively, the "INITIAL PURCHASERS") $150,000,000 in aggregate principal amount of Senior Secured Floating Rate notes due 2012 (the "SENIOR SECURED NOTES") and $140,000,000 principal amount at maturity of its 10.75% Senior Discount Notes due 2015 (the "SENIOR DISCOUNT NOTES" and, together with the Senior Secured Notes, the "Notes"), subject to the terms and conditions set forth herein. The Senior Secured Notes will be issued pursuant to an indenture (the "SENIOR SECURED NOTES INDENTURE") and the Senior Discount Notes will be issued pursuant to an indenture (the "SENIOR DISCOUNT NOTES INDENTURE," together with the Senior Secured Notes Indenture, the "INDENTURES"), in each case to be dated January 6, 2005, in each case among the Company and U.S. Bank National Association, as trustee (the "TRUSTEE").

         The issuance and sale of the Notes pursuant to this Agreement is part of a series of transactions designed to reorganize the ownership and capital structure of IWO Holdings, Inc., a Delaware corporation ("HOLDINGS"). Such transactions, including the Pre-Packaged Plan and the Merger (as defined herein), are referred to herein as the "REORGANIZATION." As part of the Reorganization, the Company has prepared an Offering Memorandum and Holdings has prepared the Disclosure Statement dated December 1, 2004, and related Plan of Reorganization and Ballot, pursuant to which Holdings commenced a solicitation of votes for a pre-packaged bankruptcy plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "PRE-PACKAGED PLAN").

         As part of the consummation of the Reorganization, the Company will merge with and into Holdings after which Holdings will be the surviving entity (the "MERGER"). Upon consummation of the Merger, Holdings will succeed to the obligations of the Company hereunder and under the Indentures, the Notes and the Registration Rights Agreement (as hereinafter defined), and will execute a supplemental indenture to each Indenture or an assumption agreement to the Indentures and the Registration Rights Agreement in connection therewith. In addition, upon consummation of the Merger, the Notes will become fully and unconditionally guaranteed (the "GUARANTEES") as to payment of principal, interest, premium and liquidated damages, if any, on a senior secured basis in the case of the Senior Secured Notes and on a senior unsecured basis in the case of the Senior Discount Notes, jointly and severally by all of the subsidiaries of Holdings listed on Schedule I hereto (collectively, the "GUARANTORS").

         Prior to the Closing Date, Holdings will deposit funds into an escrow account (the "ESCROW ACCOUNT") in an amount (the "PRE-FUNDED AMOUNT") at least equal to (i) the amount of interest that would accrue on the Senior Secured Notes from the Closing Date to (but not including) the latest day on which, pursuant to the terms of the Escrow and Security Agreement (as defined below), the Senior Secured Notes could be redeemed, plus (ii) the amount by which the Senior Discount Notes would accrete from the Closing Date to (but not including) the latest day on which, pursuant to the terms of the Escrow and Security Agreement, the Senior Discount Notes could be redeemed, plus (iii) an amount equal to the fees and expenses payable to the Escrow Agent, the Trustee and the Collateral Trustee through the period ending on the latest date on which, pursuant to the terms of the Escrow and Security Agreement, the Notes could be redeemed. On the Closing Date, an additional $232,720,400, representing the gross proceeds from the sale of the Notes, will be deposited into the Escrow Account by the Company (such amount the "OFFERING PROCEEDS" and the aggregate amount in the Escrow Account being referred to as the "ESCROWED FUNDS"). The Escrow Account will be governed by an agreement between the Company and U.S. Bank National Association, as escrow agent (the "ESCROW AGENT"), to be dated the Closing Date (the "ESCROW AND SECURITY AGREEMENT"). Pending release of the funds in the Escrow Account (a) to Holdings upon consummation of the Merger or (b) to the trustee in the event of a Special Mandatory Redemption (as defined in the Offering Memorandum), the Notes will be secured by a security interest in the Escrowed Funds and a security interest in all the assets of the Company.

         1. Issuance of Notes. The Company proposes, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers an aggregate of $150,000,000 in principal amount of Senior Secured Notes and an aggregate of $140,000,000 in principal amount at maturity of Senior Discount Notes. It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Notes (and all securities issued in exchange therefor or in substitution thereof, other than the New Notes (as defined below)) shall bear the following legend:


       "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE


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
       EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) (a) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (c) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), (2) TO THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."


         2. Offering. The Notes will be offered and sold (the "OFFERING") to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act. The Company prepared a preliminary offering memorandum, dated December 6, 2004, (the "PRELIMINARY OFFERING MEMORANDUM") and a final offering memorandum, dated December 14, 2004 (the "OFFERING MEMORANDUM"), relating to the Company, Holdings, the Offering and the Notes.

         The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "EXEMPT RESALES") of the Notes on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom the Initial Purchasers reasonably believe to be (a) "qualified institutional buyers," as defined in Rule 144A under the Securities Act ("QIBS") or (b) non-US persons, as defined in Regulation S promulgated under the Securities Act ("REGULATION S"), ("NON-US PERSONS") outside the United States to whom the Initial Purchasers reasonably believe offers and sales of the Notes may be made in reliance upon, and in accordance with Regulation S, such persons to also be referred to herein as the "ELIGIBLE PURCHASERS."

         Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, for so long as such Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights


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
Agreement, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION"), under the circumstances set forth therein (i) a registration statement under the Securities Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's new Senior Secured Floating Rate Notes due 2012 (the "NEW SENIOR SECURED NOTES") and new 10.75% Senior Discount Notes due 2015 (the "NEW SENIOR DISCOUNT NOTES" and, together with the New Senior Secured Notes, the "NEW NOTES") in a like aggregate principal amount as the Company issued under the Indentures and a guarantee thereof by the Guarantors (the "EXCHANGE GUARANTEE"), identical in all material respects to the Notes and the Guarantees and registered under the Securities Act to be offered in exchange for the Notes (such offer to exchange being referred to as the "EXCHANGE OFFER") and the Guarantees thereof and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Notes, and to use their best efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer.

         This Agreement, the Notes, the Indentures, the Registration Rights Agreement, the Escrow and Security Agreement, the Security Agreement and the Pledge Agreement and are hereinafter referred to collectively as the "OPERATIVE DOCUMENTS."

         3. Purchase, Sale and Delivery.

         (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions: (i) the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the respective principal amounts of Senior Secured Notes and Senior Discount Notes set forth opposite the name of such Initial Purchaser on Exhibit A. The purchase price for the Senior Secured Notes will be $1,000 per $1,000 principal amount Senior Secured Note. The purchase price for the Senior Discount Notes will be $590.86 per $1,000 principal amount at maturity Senior Discount Note. Upon consummation of the Reorganization and release of the Escrowed Funds, the Company agrees to pay to each Initial Purchaser $30.00 per $1,000 principal amount Senior Secured Note and $17.7258 per $1,000 principal amount at maturity Senior Discount Note purchased by such Initial Purchaser hereunder, which amount will be paid subject to, and in accordance with, the terms of the Escrow and Security Agreement.

         (b) On the Closing Date, the Company shall deliver to the Initial Purchasers, in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Company, (i) one or more Senior Secured Notes and one or more Senior Discount Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate principal amount of the Notes sold pursuant to Exempt Resales to QIBs (the "GLOBAL NOTE") and (ii) if any Exempt Resales are made in reliance on Regulation S, one or more Senior Secured Notes and one or more Senior Discount Notes in definitive form, registered in the name of Cede & Co., as nominee of DTC, having an aggregate amount corresponding to the aggregate amount of the Notes, if any, sold pursuant to Exempt Resales in offshore transactions in reliance on Regulation S (the "REGULATION S GLOBAL NOTE"), against payment of the purchase price therefor by wire transfer of same-day funds to the account of the Company, previously designated by it in writing. Such delivery of and payment for the Initial Notes shall be made at the offices of Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York, 10022 or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:30 a.m., New York City time, on January 6, 2005 or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the "CLOSING DATE." The Global Note and the Regulation S Global Note shall be made available to the Initial Purchasers for inspection not later than 5:00 p.m., New York City time, on the business day immediately preceding the Closing Date.

         4. Agreements of the Company. The Company covenants to and agrees with the Initial Purchasers as follows:

         (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

         (b) To furnish the Initial Purchasers, to counsel to the Initial Purchasers and to those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

         (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto during such period as in the opinion of counsel for the Initial Purchasers the Preliminary Offering Memorandum or the Offering Memorandum is required by law to be delivered in connection with Exempt Resales and in connection with market-making activities of the Initial Purchasers for so long as any Notes are outstanding unless the Initial Purchasers shall previously have been advised thereof and shall not have reasonably objected thereto within a reasonable time after being furnished a copy thereof. The Company shall promptly prepare, upon the Initial Purchasers' reasonable request or the request of counsel to the Initial Purchasers, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with such Exempt Resales or such market making activities.


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
         (d) If, after the date hereof and prior to consummation of any Exempt Resale, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of counsel for the Company or counsel for the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if for any other reason it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum to comply with applicable law, rules or regulations, (i) to notify the Initial Purchasers and (ii) forthwith to prepare an appropriate amendment or supplement to such Preliminary Offering Memorandum or the Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading or include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading, or so that such Preliminary Offering Memorandum or the Offering Memorandum will comply with applicable law, rules and regulations.

         (e) To cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification of the Notes for offering and sale by the Initial Purchasers and dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject.

         (f) Whether or not the transactions contemplated by this Agreement including, but not limited to, the transactions described in the Operative Documents, are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company, including in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all agreements, correspondence and all other documents prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance, transfer and delivery of the Notes and Guarantees endorsed thereon to the Initial Purchasers, (iv) the qualification or registration of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof) and the New Notes (as applicable),
(vii) the fees, disbursements and expenses of the counsel and accountants to the Company and the Guarantors, (viii) all expenses and listing fees in connection with the application for quotation of the Securities in the National Association


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
of Securities Dealers Automated Quotation System ("PORTAL"), (ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with the approval of the Notes by DTC for "book-entry" transfer, (x) rating the Notes and the New Notes (as applicable) by rating agencies, (xi) the reasonable fees and expenses of the Trustee and its counsel, (xii) the performance by the Company of its other obligations under this Agreement and the other Operative Documents and (xiii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Notes upon presentation of reasonably satisfactory documentation.

         (g) To use the proceeds from the sale of the Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

         (h) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

         (i) To do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Notes.

         (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Notes or to take any other action that would result in the Exempt Resales not being exempt from registration under the Securities Act and not to allow any of their respective "affiliates" (as defined in Rule 144A under the Act) to do any of the foregoing.

         (k) For so long as any of the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and are not able to be sold in their entirety under Rule 144 under the Securities Act (or any successor provision) and during any period in which the Company and the Guarantor are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder or beneficial owner of Notes in connection with any sale thereof and any prospective purchaser of such Notes from such holder or beneficial owner, the information (the "ADDITIONAL ISSUER Information") required by Rule 144A(d)(4) under the Securities Act.

         (l) To cause the Exchange Offer to be made in the appropriate form to permit registered New Notes and the Exchange Guarantees to be offered in exchange for the Notes and the Guarantees thereof and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

         (m) To comply with all of its agreements set forth in the Registration Rights Agreement and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

         (n) To effect the inclusion of the Notes in PORTAL and to obtain approval of the Notes by DTC for "book-entry" transfer.

         (o) During a period of five years following the Closing Date, (i) to deliver without charge to the Initial Purchasers, as they may reasonably request, promptly upon their becoming available, copies of all reports or other


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
publicly available information that the Company or any Guarantors shall mail to their securityholders, (ii) to notify the Initial Purchasers, promptly upon their becoming available, of all filings of reports, financial statements and proxy or information statements filed by the Company or any Guarantors with the Commission or any national securities exchange, and (iii) to notify the Initial Purchasers, promptly upon their becoming available, of such other information concerning the Company, any Guarantors or any of their subsidiaries, including without limitation press releases, that they may make available to their securityholders; and in the case of (ii) and (iii) hereof make available promptly to the Initial Purchasers copies of the same without charge.

         (p) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes. Except as permitted by the Securities Act, the Company will not distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum, or (iii) other offering material in connection with the offering and sale of the Notes.

         (q) To take all reasonable action necessary to enable Investor Services, Inc. (Moody's) and Standard & Poor's Ratings Services to provide their respective initial credit ratings on the Notes.

         (r) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Notes.

         (s) To comply with the agreements in the Indentures, the Registration Rights Agreement and each other Operative Document.

         (t) To use its best efforts to do and perform all things necessary to perfect, to the extent permitted by law, a first priority security interest in the Collateral (as such term is defined in the Security Agreement).

         (u) To deposit into the Escrow Account the Offering Proceeds and to comply with all of its agreements set forth in the Escrow and Security Agreement.

         (v) To represent the Notes sold in reliance on Regulation S upon issuance by Temporary Regulation S Global Notes that may not be exchanged for definitive securities until the expiration of the 40-day distribution compliance period referred to in Rule 903(b)(3) of the Act and only upon certification of beneficial ownership of such Initial Notes (as defined in the Registration Rights Agreement) by non-U.S. persons or U.S. persons who purchased such Initial Notes in transactions that were exempt from the registration requirements of the Act.

         (w) During the period from the date hereof until 90 days after the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Notes (other than (i) the Notes, (ii) the Guarantees and (iii) intercompany debt between the Company and its affiliates


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
permitted by the Indentures to be incurred) or to announce any intention to do any of the foregoing, without the prior written consent of Bear Stearns, on behalf of the Initial Purchasers.

         5. Representations and Warranties of the Company. The Company represents and warrants to the Initial Purchasers that:

         (a) Any reference to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 4(l)) and so deemed to be included in the Preliminary Offering Memorandum or the Offering Memorandum furnished by the Company prior to the completion of the distribution of the Notes. The Preliminary Offering Memorandum as of its date does not, and the Offering Memorandum as of its date and as of the Closing Date does not and will not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by any Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued.

         (b) As of the date hereof, and after giving effect to the Reorganization, Holdings has, and will have, no subsidiaries other than the Guarantors.

         (c) The Company is, and upon the consummation of the Reorganization, Holdings and the Guarantors will (i) be duly organized, validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, (ii) have all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (iii) be duly qualified and in good standing as a foreign corporation, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except, with respect to clauses (i) (as it relates to good standing) and (iii), where the failure to be so qualified or in good standing does not and would not reasonably be expected to (x) individually or in the aggregate, result in a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and, following the Reorganization, Holdings or any of the Guarantors, taken as a whole (y) interfere with or adversely affect the issuance or sale of the Notes pursuant hereto or (z) in any manner draw into question the validity of this Agreement or any other Operative Document or the transactions described in the Offering Memorandum under the caption "Use of Proceeds" (any of the events set forth in clauses (x), (y) or (z), a "MATERIAL ADVERSE EFFECT").

         (d) All of the outstanding shares of capital stock of Holdings and the Guarantors have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. At September 30, 2004 the Company had the actual and pro forma capitalization as set forth in the Offering Memorandum under the caption "Capitalization" (subject in each case to the assumptions set forth under such caption).

         (e) When the Notes are issued and delivered pursuant to this Agreement, no Note will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a U.S. automated inter-dealer quotation system.

         (f) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents and the Company has all requisite corporate power and authority to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes, and the Company has the corporate power to effect the Use of Proceeds as described herein and in the Offering Memorandum.

         (g) This Agreement has been duly and validly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles.

         (h) The Indentures have been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles. On the Closing Date, the Indentures will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. The Offering Memorandum contains summaries of the terms of the Indentures, which are accurate in all material respects.

         (i) The Registration Rights Agreement has been duly and validly authorized by the Company, and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles. The Offering Memorandum contains a summary of the terms of the Registration Rights Agreement, which is accurate in all material respects.

         (j) The Security Agreement has been duly and validly authorized by the Company, and when duly executed and delivered by the Company, will create a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles. The Offering Memorandum contains a summary of the terms of the Security Agreement, which is accurate in all material respects.

         (k) The Notes have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indentures and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indentures, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains summaries of the terms of the Notes, which are accurate in all material respects.

         (l) The New Notes have been duly authorized by the Company and, when the New Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indentures and delivered against payment therefor in accordance with the terms thereof, the New Notes will be entitled to the benefits of the Indentures and will be the valid and legally binding obligations of the Company or Holdings enforceable against them in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The offering Memorandum contains a summary of the terms of the New Notes which is accurate in all material respects.

         (m) The Exchange Guarantees, upon the consummation of the Reorganization, will be duly authorized by the Guarantors, and when the Exchange Guarantees are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indentures and delivered in accordance with the terms thereof, the Exchange Guarantees will be entitled to the benefits of the Indentures and will be the valid and legally binding obligations of the Guarantors enforceable against them in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The offering Memorandum contains a summary of the terms of the Exchange Guarantees which is accurate in all material respects.

         (n) Each of the Registration Rights Agreement, Security Agreement and Pledge Agreement and Collateral Trust Agreement, upon the consummation of the Reorganization and when duly executed and delivered by Holdings and the Guarantors, will be the legal, valid and binding obligations of Holdings and the Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles.

         (o) The Indentures, upon the consummation of the Reorganization and when the Indentures and supplemental indentures thereto are duly executed and delivered by Holdings and the Guarantors, will be legal, valid and binding obligations of Holdings and the Guarantors, enforceable against the them in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles. After giving effect to the Reorganization, the Indentures will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

         (p) The statistical, industry-related and market-related data included in the Offering Memorandum are based on or are derived from sources (whether internal or external) which the Company believes to be reliable and accurate in all material respects and such data agree with the sources (whether internal or external) from which they are derived.

         (q) The Company is not and, after giving effect to the Offering and the transactions described in the Offering Memorandum, Operative Documents and the Reorganization, will not be, (A) in violation of its certificate of incorporation or bylaws, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (C) in violation of any local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Communications Act of 1934 (the "COMMUNICATIONS ACT") and the rules and regulations of the Federal Communications Commission (the "FCC"), and environmental laws, statutes, ordinances, rules regulations, judgments or court decrees) applicable to the Company or any of its assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that (x) would not reasonably be expected to have a Material Adverse Effect or (y) which is disclosed in the Offering Memorandum. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, except as disclosed in the Offering Memorandum.

         (r) None of (A) the execution, delivery or performance by the Company of this Agreement or any of the other Operative Documents to which it is a party, (B) the issuance and sale of the Notes and, following the Reorganization, the issuance of the Guarantees and (C) the consummation by the Company and, following the Reorganization, Holdings of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or after giving effect to the Reorganization will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company, Holdings or the Guarantors, or an acceleration of any indebtedness of the Company, Holdings or the Guarantors under (i) the charter or bylaws of the Company, Holdings or the Guarantors, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company, Holdings or the Guarantors is a party, or by which any of them or their property is or may be bound, (iii) any statute, rule or regulation applicable to the Company, Holdings or the Guarantors or any of their assets or properties or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, Holdings or the Guarantors or any of their assets or properties, other than, in the case of clause (ii) above, any default or violation that (a) would not reasonably be expected to have a Material Adverse Effect or (b) which is disclosed in the Offering Memorandum. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency or (B) any other person is required for (i) the execution, delivery and performance by the Company, Holdings or the Guarantors of this Agreement or any of the other Operative Documents to which they are a party or (ii) the issuance and sale of the Notes and the transactions contemplated hereby and thereby, except such as have been or will be obtained and made (x) in connection with the court proceedings relating to the Reorganization, (y) otherwise on or prior to the Closing Date or
(z), in the case of the Registration Rights Agreement, will be obtained and made under the Securities Act, the Trust Indenture Act, and state securities or Blue Sky laws and regulations.

         (s) There is (A) no action, suit, or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now or after giving effect to the Reorganization pending or, to the knowledge of the Company, threatened or contemplated to which the Company, Holdings or any Guarantor is a party or to which the business or property of the Company, Holdings or any Guarantor, is or may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company, Holdings or any Guarantor is or may be subject or after giving effect to the Reorganization will or may be subject or to which the business, assets or property of the Company, Holdings or any Guarantor is or may be subject or after giving effect to the Reorganization will or may be subject, that, in the case of clauses (A), (B) and (C) above, (x) is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed, or (y) would reasonably be expected to, individually or in aggregate, result in a Material Adverse Effect or challenge in any respect or seek to delay or prevent the issuance and sale of the Notes or the Reorganization.

         (t) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Notes or the Guarantees or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any kind by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or Guarantees or prevents or suspends the sale of the Notes or Guarantees in any jurisdiction referred to in Section 4(e) hereof or that could adversely affect the consummation of the transactions contemplated by this Agreement or the Offering Memorandum; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

         (u) There is not, nor after giving effect to the Reorganization with respect to Holdings or any Guarantor will there be, (A) any significant unfair labor practice complaint pending against the Company, Holdings or any Guarantor nor, to the knowledge of the Company, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company, Holdings or any Guarantor nor, to the knowledge of the Company, threatened against any of them, (B) any significant strike, labor dispute, slowdown or stoppage pending against the

Company, Holdings or any Guarantor nor, to the knowledge of the Company, threatened against any of them, nor (C) to the knowledge of the Company, any union representation question existing with respect to the employees of the Company, Holdings or any Guarantor that, in the cases of clauses (A), (B) or (C) above, would reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company, Holdings or any Guarantor. None of the Company, Holdings or any Guarantor has violated (x) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (y) any applicable wage or hour laws or (z) any provision of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA"), which in the case of clause (x), (y) or (z) above would reasonably be expected to result in a Material Adverse Effect.

         (v) Except as disclosed in the Offering Memorandum, and except for such matters as would not, individually or in the aggregate, either result in a Material Adverse Effect or require disclosure in the Offering Memorandum, the Company, Holdings and the Guarantors (1) are conducting and have conducted their businesses, operations and facilities in compliance with Environmental Laws; (2) have duly obtained, possess, maintain in full force and effect, and have fulfilled and performed all of their obligations under any and all permits, licenses or registrations required under Environmental Law ("ENVIRONMENTAL PERMITS"); (3) are not party to, or otherwise bound by, any contract under which the Company or any of its subsidiaries is obligated by any indemnification, covenant, restriction or other undertaking concerning any material liability under Environmental Law or related to the remediation of any Hazardous Substances (as defined below); (4) have not received any notice from a governmental authority or any other third party alleging any violation of Environmental Law or liability thereunder (including, without limitation, liability as a "potentially responsible party" and/or for costs of investigating or remediating sites containing Hazardous Substances and/or damages to natural resources); (5) are not subject to any pending or, to the knowledge of the Company, the Guarantors or any of their respective subsidiaries, threatened claim or other legal proceeding under any Environmental Laws against the Company or its subsidiaries; (6) do not have any knowledge of any pending Environmental Law, or any unsatisfied condition in an Environmental Permit, or any release of Hazardous Substances that, individually or in the aggregate, can reasonably be expected to form the basis of any such claim or legal proceeding against the Company, Holdings or any Guarantor or to require any material capital expenditures to maintain the Company's or the subsidiaries' compliance with Environmental Law or with their Environmental Permits; and (7) does not (a) rely on any third party for an indemnity for, or the contractual assumption of, any material remediation obligation or liability under Environmental Law and (b) have reasonable cause to doubt such third party's ability to comply with such indemnity or contractual assumption. As used in this paragraph, "ENVIRONMENTAL LAWS" means any and all applicable federal, state, local, and foreign laws, statutes, ordinances, rules, regulations, requirements and common law, or any enforceable administrative or judicial interpretation, order, consent, decree or judgment thereof, relating to pollution or the protection of human health or the environment, including, without limitation, those relating to, regulating, or imposing liability or standards of conduct concerning (i) noise or odor, (ii) emissions, discharges, releases or threatened releases of Hazardous Substances into ambient air, surface water, groundwater or land, (iii) the generation, manufacture, processing, distribution, use, treatment, storage, disposal, release, transport or handling of, or exposure to, Hazardous Substances, (iv) the protection of wildlife or endangered or threatened species, or (v) the investigation, remediation or cleanup of any Hazardous Substances. As used in this paragraph, "HAZARDOUS SUBSTANCES" means pollutants, contaminants or hazardous or toxic substances, materials, constituents or wastes or toxins, petroleum, petroleum products and their breakdown constituents, or any other chemical substance regulated under Environmental Laws.

         (w) Each of the Company, Holdings and Guarantors has, and after giving effect to the Reorganization will have, (A) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Offering Memorandum or as would not have a Material Adverse Effect, (B) peaceful and undisturbed possession of its properties under all material leases to which it is a party as lessee, (C) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts and other tribunals necessary to engage in the business conducted by it in the manner described in the Offering Memorandum, except as described in the Offering Memorandum or where failure to hold such authorizations would not, individually or in the aggregate, have a Material Adverse Effect (each an "AUTHORIZATION")and
(D) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except where the failure to be in full force and effect would not have a Material Adverse Effect, all such Authorizations are, and after giving effect to the Reorganization will be, valid and in full force and effect, and each of the Company, Holdings and Guarantors is, and after giving effect to the Reorganization will be, in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All material leases to which the Company, Holdings or any Guarantor is a party are, and after giving effect to the Reorganization will be, valid and binding, and no default by the Company, Holdings or any Guarantor, as the case may be, has occurred and is continuing thereunder, or after giving effect to the Reorganization will have occurred and will be continuing thereunder, and, to the knowledge of the Company, no material defaults by the landlord are existing under any such lease, or after giving effect to the Reorganization will be existing under any such lease, except those defaults that could not reasonably be expected to result in a Material Adverse Effect.

         (x) Neither the Company, Holdings nor any Guarantor nor any of their respective officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company, Holdings or any Guarantor has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company, Holdings or any Guarantor (or assist the Company, Holdings or any Guarantor in connection with any actual or proposed transaction), which (A) might subject the Company, Holdings or any Guarantor, or any other individual or entity, to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (B) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company, Holdings or any Guarantor or (C) if not continued in the future, might have a Material Adverse Effect.

         (y) Each of the Company, Holdings and Guarantors owns, possesses or has the right to employ and, after giving effect to the Reorganization will own, possess or have the right to employ, all patents, patent rights, licenses (including all FCC, state, local or other regulatory licenses), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "INTELLECTUAL PROPERTY") presently employed by it in connection with the businesses now operated by it or that are proposed to be operated by it, including as a result of the Reorganization, or its subsidiaries free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person and none of the Company, Holdings or any Guarantor has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing, except as (A) disclosed in the Offering Memorandum or (B) as would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, the use of the Intellectual Property in connection with the business and operations of the Company, Holdings and the Guarantors does not infringe on the rights of any person, except as disclosed in the Offering Memorandum or as would not reasonably be expected to have a Material Adverse Effect.

         (z) All material tax returns required to be filed through the date hereof by the Company, Holdings or any Guarantor in all jurisdictions have, and after giving effect to the Reorganization will have, been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable through the date hereof have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the knowledge of the Company, there are, and after giving effect to the Reorganization there will be, no material proposed additional tax assessments against the Company, Holdings or any Guarantor, or the assets or property of the Company, Holdings or any Guarantor. Each of the Company, Holdings and Guarantors has made adequate charges, accruals and reserves in the applicable financial statements included in the Offering Memorandum in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

         (aa) The Company is not, and upon consummation of the Reorganization, Holdings or any Guarantor will not be, (A) required to register as an "investment company within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), or (B) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         (bb) Except as disclosed in the Offering Memorandum, there are no holders of securities of the Company, Holdings or any Guarantor who, by reason of the execution by the Company of this Agreement or any of the Operative Documents, or the consummation by the Company of the Reorganization or the transactions contemplated hereby and thereby, have the right to request or demand that the Company, Holdings or any Guarantor register under the Securities Act or analogous foreign laws and regulations securities held by them, other than such that have been duly waived.

         (cc) Each of the Company, Holdings and the Guarantors maintains, and after giving effect to the Reorganization will maintain, a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences thereto.

         (dd) Except as disclosed in the Offering Memorandum, each of the Company, Holdings and Guarantors maintains, and after giving effect to the Reorganization will maintain, insurance covering its properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company, its subsidiaries and their respective businesses. None of the Company, Holdings or any Guarantor has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof, subject only to changes made in the ordinary course of business, consistent with past practice, which do not, singly or in the aggregate, materially alter the coverage thereunder or the risks covered thereby. The Company has no reason to believe that the Company, Holdings or any Guarantor will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their business as now conducted or as presently contemplated and at a cost that would not result in a Material Adverse Effect.

         (ee) None of the Company, Holdings or any Guarantor nor any affiliate of the foregoing (within the meaning of Rule 144A of the Securities Act) has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company, Holdings or any Guarantor to facilitate the sale or resale of the Notes or (B) since the date of the Preliminary Offering Memorandum
(x) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Notes or (y) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, Holdings or any Guarantor.

         (ff) The accountants who have certified or will certify the financial statements included or to be included as part of the Offering Memorandum are independent registered accountants as required by the Act and the Exchange Act. The historical financial statements present fairly in all material respects the financial position and results of operations of Holdings and its subsidiaries on a consolidated basis at the dates and for the periods indicated. Such financial statements have been prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis throughout the periods presented. The pro forma financial statements included in the Offering Memorandum have been prepared on a basis consistent with such historical statements of Holdings, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions associated with the Offering, the Reorganization and contemplated by this Agreement and the other Operative Documents. The other financial and statistical information and data included in the Offering Memorandum derived from the historical and pro forma financial statements, are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, as the case may be, included in the Offering Memorandum and the books and records of Holdings and its subsidiaries.

         (gg) The Company, Holdings, Guarantors and any "employee benefit plan" (as defined under ERISA) established or maintained by the Company, Holdings or any Guarantor or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA AFFILIATE" means, with respect to the Company, Holdings or any Guarantor, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company, Holdings or any Guarantor is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, Holdings or any Guarantor, or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, Holdings or any Guarantor, or any of their ERISA Affiliates, if such "employee benefit plan" were terminated that would reasonably be expected to have a Material Adverse Effect, would have any "amount of unfunded benefit liabilities" (as defined under ERISA) that would reasonably be expected to have a Material Adverse Effect. None of the Company, Holdings or any Guarantor, or any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under
(i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code that would reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, each "employee benefit plan" established or maintained by the Company, any of its subsidiaries, or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

         (hh) No registration under the Securities Act of the Notes is required for the sale of the Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (A) that the purchasers who buy the Notes in the Exempt Resales are Eligible Purchasers and (B) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Notes to the Initial Purchasers and the Exempt Resales contained herein. No form of general solicitation or general advertising (as defined in Regulation D under the Securities Act) was used by the Company or its representatives (other than the Initial Purchasers, as to which the Company make no representation or warranty) in connection with the offer and sale of any of the Notes in connection with Exempt Resales, or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes have been issued and sold by the Company, Holdings or any Guarantor within the six-month period immediately prior to the date hereof.

         (ii) The execution and delivery of this Agreement, the other Operative Documents and the sale of the Notes to be purchased by Eligible Purchasers will not involve any prohibited transaction described in Section 406(a) of ERISA or
Section 4975(c)(A)-(D) of the Code. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by Eligible Purchasers as set forth in the Offering Memorandum under the caption "Notice to Investors."

         (jj) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Securities Act.

         (kk) Prior to the effectiveness of any Registration Statement, the Indentures are not required to be qualified under the Trust Indenture Act.

         (ll) None of the Company, Holdings any Guarantor nor any of their respective affiliates or any person acting on their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Notes.

         (mm) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Notes, the application of the proceeds from the issuance and sale of the Notes and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System.

         (nn) Except pursuant to this Agreement and the Reorganization, there are no contracts, agreements or understandings between the Company, Holdings and any Guarantor, and any other person that would give rise to a valid claim against the Company, Holdings, any Guarantor, or the Initial Purchasers, for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

         (oo) Upon consummation of the Reorganization, Holdings and the Guarantors are and will be the sole beneficial owners of the Collateral (as defined in the Security Agreement) and other than Permitted Liens no Lien will exist upon any such Collateral (and no right or option to acquire the same will exist in favor of any other person or entity), except for the pledge and security interest in favor of the Collateral Trustee to be created or provided for in the Security Agreement and in favor of the Collateral Trustee for the benefit of the holders of the Notes and other existing and future indebtedness as described in the Offering Memorandum, which pledge and security interest constitutes a first priority perfected pledge and security interest in and to all of the Collateral.

         (pp) After giving effect to the Reorganization, Holdings is and will be the sole beneficial owner of the issued and outstanding capital stock described in Schedule I to the Pledge Agreement (the "PLEDGED SHARES") (and no right or option to acquire the same will exist in favor of any other person or entity), except for the pledge and security interest in favor of the Trustee to be created or provided for in the Security Agreement and in favor of the Trustee for the benefit of the holders of other existing and future indebtedness as described in the Offering Memorandum, which pledge and security interest constitutes a first priority perfected pledge and security interest in and to all of the Pledged Shares.

         (qq) Each of the Pledge Agreement and Security Agreement will secure the obligations of the Company under the Notes and the Indentures.

         (rr) Neither the Company nor, after giving effect to the Reorganization, Holdings nor any Guarantor intends to nor believes that it will, incur debts beyond their ability to pay such debts as they mature. The present fair saleable value of the assets of the Company exceeds, and after the Reorganization, the assets of the Company, Holdings and the Guarantors will exceed, the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. The assets of the Company and, after the Reorganization, the assets of the Company, Holdings and the Guarantors, will not constitute unreasonably small capital to carry out their respective businesses as conducted or as proposed to be conducted. Upon the issuance of the Notes, the present fair saleable value of the assets of the Company and, after the Reorganization, the assets of the Company, Holdings and the Guarantors, will not constitute unreasonably small capital to carry out its business as now conducted and will exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured, including the capital needs of each of the Company, Holdings, and the Guarantors, taking into account the projected capital requirements and capital availability, and after giving effect to the Reorganization.

         (ss) Each certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

         (tt) The Company, Holdings and the Guarantors and their Affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Notes outside the United States and, in connection therewith, the Preliminary Offering Memorandum and the Offering Memorandum will contain the disclosure required by Rule 902(g)(2).

         (uu) Since the respective dates as of which information is given in the Offering Memorandum, and except as disclosed in the Offering Memorandum, and other than the Reorganization, there has not been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company, Holdings or any Guarantor from that set forth in the Offering Memorandum and no dividend or distribution of any kind shall have been declared, paid or made by the Company, Holdings or any Guarantor on any class of their respective capital stock whether or not arising from transactions in the ordinary course of business, there has not been any material adverse change, or any development that is reasonably likely to result in a material adverse change in or affecting (i) the business, condition (financial or otherwise), results of operations, properties or prospects of the Company, Holdings or any Guarantor, individually or taken as a whole; (ii) the ability of the Company to consummate the Offering, the Reorganization or any of the other transactions contemplated by the Operative Documents. Since the date of the latest balance sheet included in the Offering Memorandum none of the Company, Holdings or any Guarantor shall have incurred any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transaction, including any acquisition or disposition of any business or asset, that are material, individually or in the aggregate, to the Company, Holdings or any Guarantor, individually or taken as a whole, except for liabilities, obligations and transactions that are disclosed in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, and except as disclosed in the Offering Memorandum, there shall not have occurred any material adverse change, or any development that is reasonably likely to result in a Material Adverse Effect.

         (vv) Except as disclosed in the Offering Memorandum, there exist no conditions, nor will there exist any conditions after giving effect to the Reorganization, that would constitute a default (or an event which with notice or the lapse of time, or both, would constitute a default) under any of the Operative Documents or any of the contracts described in the Offering Memorandum by the Company, Holdings or any Guarantor, nor has any of the foregoing received a notice or claim of any such default or obtained knowledge of any breach of such contracts by the other party or parties thereto.

         (ww) None of the Company, Holdings nor any Guarantor has distributed any written offering material in connection with the offering and sale of the Notes other than the Preliminary Offering Memorandum and the Offering Memorandum.

         The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for Holdings, the Note holders and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

         6. Representations and Warranties of the Initial Purchasers. Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Company and agrees that:

         (a) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes.

         (b) Such Initial Purchaser (A) is not acquiring the Notes with a view to any distribution thereof that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Notes only to QIBs in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A and non-US persons outside the United States to whom such Initial Purchaser reasonably believes offers and sales of the Notes may be made in reliance upon, and in accordance with, Regulation S, in each case upon the terms and conditions set forth in this agreement and the Offering Memorandum.

         (c) No form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (d) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Initial Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Initial Notes, except such advertisements as permitted by and include the statements required by Regulation S.

         (e) Each Initial Purchaser agrees that at or prior to confirmation of all sales of the Securities pursuant to Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the Restricted Period a confirmation or notice substantially to the following effect:

         "The Notes covered hereby and the guarantees thereof have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering or the closing date, except in either case in accordance with Regulation S or Rule 144A if available under the Securities Act. Terms used above have the meanings assigned to them in Regulation S."

         (f) The sales of the Securities pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provisions of the Securities Act.

         (g) Such Initial Purchaser understands that the Company, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and Holdings counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         7. Indemnification.

         (a) The Company agrees to indemnify and hold harmless (i) each Initial Purchaser, (ii) each person, if any, who controls any of the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of each of the Initial Purchasers or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company in writing by or on behalf of any Initial Purchaser expressly for use therein. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have, including under this Agreement.

         (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless (i) the Company, (ii) each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, and (iii) the respective officers, directors, partners, employees, representatives and agents of the Company, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), to which it may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company in writing by or on behalf of any Initial Purchaser expressly for use therein; provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser, as set forth on the cover page of the Offering Memorandum. This indemnity will be in addition to any liability which any Initial Purchaser may otherwise have, including under this Agreement.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld.

         8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 is for any reason held to be unavailable from the Company, or is insufficient to hold harmless a party indemnified thereunder, the Company, on the one hand, and the Initial Purchasers, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act) to which the Company and the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company, on one hand, and the Initial Purchasers, on the other hand, from the offering of the Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, on one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of Notes (net of discounts but before deducting expenses) received by the Company and (ii) the discounts and commissions received by the Initial Purchasers, respectively, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company, on one hand, and of the Initial

Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation even if the Initial Purchasers were treated as one entity for such purposes or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (A) in no case shall any Initial Purchaser be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Notes purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (B) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 8, (x) each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and (y) the respective officers, directors, partners, employees, representatives and agents of any Initial Purchaser or any controlling person shall have the same rights to contribution as such Initial Purchaser, and (1) each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and (2) the respective officers, directors, partners, employees, representatives and agents of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (A) and (B) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld. The Initial Purchasers' obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Notes purchased by each of the Initial Purchasers hereunder and not joint.

         9. Conditions of Initial Purchasers' Obligations. The obligation of the Initial Purchasers to purchase and pay for the Notes on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance in all material respects by the Company of each of its obligations hereunder and to the following additional conditions precedent:

         (a) All of the representations and warranties of the Company contained in this Agreement and in the Operative Documents (to the extent such Operative Documents are in effect) shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied in all material respects with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

         (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 A.M., New York City time, on the second business day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

         (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Notes; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the knowledge of the Company, threatened against, the Company, Holdings or any Guarantor before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

         (d) Since the dates as of which information is given in the Offering Memorandum and except as disclosed in the Offering Memorandum, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company, Holdings or any Guarantor from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company, Holdings or any Guarantor on any class of their capital stock, and (iii) none of the Company, Holdings or any Guarantor shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company, Holdings or Guarantors, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with U.S. GAAP and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, and except as disclosed in the Offering Memorandum, there shall not have occurred any material adverse change in the business, financial condition or results of operation of the Company, Holdings and Guarantors, taken as a whole.

         (e) The Initial Purchasers shall have received certificates, dated the Closing Date, signed on behalf of the Company, in form and substance satisfactory to the Initial Purchasers, confirming, as of the Closing Date, among other matters, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 9 and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed.

         (f) The Initial Purchasers shall have received on the Closing Date an opinion and letter, each dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of Weil, Gotshal & Manges LLP, counsel for Holdings, to the effect set forth in Exhibit B hereto.

         (g) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of Lukas, Nace, Gutierrez & Sachs Chartered, special communications counsel for Holdings, to the effect set forth in Exhibit C hereto.

         (h) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in the form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of Paul, Weiss, Rifkind, Wharton and Garrison LLP, counsel to the Company, to the effect set forth in Exhibit D hereto.

         (i) The Initial Purchasers shall have received on the Closing Date negative assurance letter , dated the Closing Date, in the form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, from Jerry E. Vaughn, Chief Financial Officer of Holdings, to the effect set forth in Exhibit E hereto.

         (j) The Initial Purchasers shall have received on the Closing Date the Indemnity Agreement, dated the Closing Date, in the form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, executed by Holdings, substantially in the form attached hereto as Exhibit F.

         (k) At the time this Agreement is executed and at the Closing Date, the Initial Purchasers shall have received from Ernst & Young LLP, independent registered public accountants, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial statements and certain financial information of Holdings and the Guarantors contained in the Offering Memorandum and/or incorporated therein by reference.

         (l) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Latham & Watkins LLP, counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions.

         (m) Latham & Watkins LLP shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this
Section 9 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

         (n) Prior to the Closing Date, the Company, Holdings and the Guarantors shall have furnished to the Initial Purchasers and to counsel to the Initial Purchasers such further information, certificates, papers and documents as they may reasonably request, all in form and substance reasonably satisfactory to them.

         (o) The Company and the Trustee shall have entered into the Indentures and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

         (p) The Company and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

         (q) The Company, the Trustee and the Collateral Trustee shall have entered into the Security Agreement and the Initial Purchasers shall have received counterparts, conformed as executed thereof.

         (r) The Company, the Trustee and the Collateral Trustee shall have entered into the Pledge Agreement and the Initial Purchasers shall have received counterparts, conformed as executed thereof.

         (s) The Company and the Escrow Agent shall have entered into the Escrow and Security Agreement and the Initial Purchasers shall have received counterparts conformed as executed thereof.

         (t) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall there have been any announcement of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible downgrading, or with negative implications, or direction not determined of, any rating of the Company, Holdings or any Guarantor or any securities of the Company, Holdings or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any adverse change, nor shall any notice have been given of any potential or intended adverse change, in the outlook for any rating of the Company, Holdings or any Guarantor or any securities of the Company, Holdings or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

         (u) The Notes shall have been approved for trading on PORTAL.

         (v) All opinions, certificates, letters and other documents required by this Section 9 to be delivered by the Company, Holdings and the Guarantors will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers. The Company, Holdings and Guarantors shall furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

         (w) Each of the other agreements or instruments executed in connection with the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Initial Purchasers and shall have been executed and delivered by all the respective parties thereto and shall be in full force and effect, and there shall have been no material amendments, alterations, modifications or waivers of any provision thereof since the date of this Agreement.

         (x) The Pre-Funded Amount shall have been deposited into the Escrow Account by Holdings and shall be remaining in the Escrow Account, and the Initial Purchasers and counsel to the Initial Purchasers shall have received copies of such papers and documents as they may reasonably request in connection therewith.

         (y) Holdings shall have filed such petitions for bankruptcy in the United States Bankruptcy Court for the District of Delaware as are necessary to commence the Pre-Packaged Plan and the Initial Purchasers and counsel to the Initial Purchasers shall have received copies of such papers and documents as they may reasonably request in connection therewith.

         (z) All proceedings taken in connection with the issuance of the Notes and the transactions contemplated by this Agreement and all documents and papers relating hereto shall be reasonably satisfactory to the Initial Purchasers and counsel to the Initial Purchasers.

         10. Initial Purchasers' Information. The Company acknowledges that the statements with respect to the offering of the Notes set forth in the first sentence of the third paragraph, the seventh sentence of the fifth paragraph and the sixth paragraph of the "Plan of Distribution" section in the Offering Memorandum constitute the only information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of any of the Initial Purchasers expressly for use in the Offering Memorandum.

         11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers and the Company contained in this Agreement, including the agreements contained in Sections 4(g) and 12(d), the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers, any controlling person thereof, or by or on behalf of the Company or any controlling person thereof, and shall survive delivery of and payment for the Notes to and by the Initial Purchasers. The representations contained in Sections 5 and 6 and the agreements contained in Sections 4(g), 7, 8 and 12(d) shall survive the termination of this Agreement, including any termination pursuant to Section 12.

         12. Effective Date of Agreement; Termination.

         (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

         (b) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 7 and 8) on the Initial Purchasers' part to the Company in the event that the Company has failed, refused or been unable to perform or satisfy all conditions on their respective parts to be performed or satisfied hereunder on or prior to the Closing Date, any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 9 is not fulfilled when and as required, or if:

               (i) in the reasonable judgment of the Initial Purchasers, any material adverse change has occurred since the respective dates as of which information is given in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum) in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company, Holdings or the Guarantors, taken as a whole, other than as set forth in the Offering Memorandum;

               (ii) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's, Holdings's or any Guarantor's securities or for securities in general;

               (iii) trading in securities generally on the New York Stock Exchange, or the Nasdaq National Market, has been suspended or made subject to material limitations, or minimum or maximum prices for trading has been fixed, or maximum ranges for prices for securities has been required, on the New York Stock Exchange or the Nasdaq National Market, or by order of the Commission or other regulatory body or governmental authority having jurisdiction;

               (iv) a banking moratorium has been declared by any federal or state authority, a moratorium in foreign exchange trading by major international banks or persons has been declared, or if any material disruption in commercial banking or securities settlement or clearance services has occurred;

               (v) (A) there has occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States on or after the date hereof, or there is a declaration of a national emergency or war by the United States, or (B) there has been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the Initial Purchasers' judgment, makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Securities, on the terms and in the manner contemplated hereby and in the Offering Memorandum;

               (vi) any debt securities of the Company, Holdings or any Guarantor has been downgraded or placed on any "watch list" for possible downgrading by any "nationally recognized statistical rating organization" as defined for purposes of Rule 436(g) under the Act.

         (c) Any notice of termination pursuant to this Section 12 shall be by telephone or facsimile and, in either case, confirmed in writing by letter.

         (d) If this Agreement is terminated pursuant to any of the provisions hereof, or if the sale of the Initial Notes provided for herein is not consummated, because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof or any failure on the part of Holdings or any Guarantor to deliver any certificate or other delivery required hereby, the Company shall, subject to written demand by the Initial Purchasers, reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of the Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

         (e) If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Notes set forth opposite its name in Exhibit A bears to the aggregate principal amount of the Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as Bear Stearns may specify, to purchase the Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Notes which any Initial Purchaser has agreed to purchase pursuant to Section 3 hereof be increased pursuant to this Section 12 by an amount in excess of one-ninth of such principal amount of the Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Notes and the aggregate principal amount of the Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers, the Company and the Guarantor for purchase of such Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser, the Company or the Guarantor. In any such case which does not result in termination of this Agreement, either Bear Stearns, the Company or the Guarantor shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

         13. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Initial Purchaser, shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to such Initial Purchaser c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Corporate Finance Department, telecopy number: (212) 272-3092, with a copy to Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Ian B. Blumenstein, telecopy number: (212) 751-4864; and if sent to either of the Company or the Guarantor, shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to IWO Escrow Company, 610 Charlotte Street, Utica, New York 13501 Attention: Richard Harris, telecopy number: (315) 797-1721, with a copy to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York, 10019, Attention: Raphael
M. Russo, telecopy number: (212) 757-3990.

         14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Company, and the controlling persons and agents referred to in Sections 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained; provided Holdings shall have third-party beneficiary rights with respect to all rights of the Company hereunder. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from any of the Initial Purchasers.

         15. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within New York, without giving any effect to any provisions thereof relating to conflicts of law. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

         16. Entire Agreement.

         This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

         17. No Waiver; Modifications in Writing. No failure or delay on the part of the Company or the Initial Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Initial Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company or any Initial Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof and, if such party entitled to the benefit thereof is the Company, with the consent of Holdings; provided that notice of any such waiver shall be given to each party hereto as set forth above. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company, with the consent of Holdings, and the Initial Purchasers. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Initial Purchasers from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         18. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

         19. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.


                             [Signatures to follow]

         If the foregoing correctly sets forth the understanding among the Initial Purchasers and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.


                                  Very truly yours,


                                  IWO ESCROW COMPANY



                                  By:    /s/ Bret C. Cloward
                                        ----------------------------------------
                                  Name:  Bret C. Cloward
                                  Title: President and Chief Executive Officer



                       [Purchase Agreement Signature Page]

Accepted and agreed to as of
the date first above written:

Bear, Stearns & Co. Inc.



By:     /s/ Lawrence B. Alletto
       ----------------------------
Name:  Lawrence B. Alletto
Title: Senior Managing Director


LEHMAN BROTHERS INC.



By:     /s/ Anthony Maniscalco
       ----------------------------
Name:  Anthony Maniscalco
Title: Senior Vice President


MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:     /s/ Chris Cormier
       ----------------------------
Name:  Chris Cormier
Title: Director




                       [Purchase Agreement Signature Page]

                                   SCHEDULE I
                                   ----------

                                   GUARANTORS
                                   ----------


Independent Wireless One Corporation
Independent Wireless One Leased Realty Corporation

                                 EXHIBIT A
                                 ---------


                                                                                   PRINCIPAL AMOUNT OF
                                                                                   -------------------
                                INITIAL PURCHASER                                  SENIOR SECURED NOTES
                                -----------------                                  --------------------
Bear, Stearns & Co. Inc...........................................................  $  97,500,000
Lehman Brothers Inc...............................................................  $  37,500,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated................................  $  15,000,000
                Total.............................................................  $ 150,000,000



                                                                                    PRINCIPAL AMOUNT OF
                                                                                    -------------------
                                INITIAL PURCHASER                                  SENIOR DISCOUNT NOTES
                                -----------------                                  ---------------------
Bear, Stearns & Co. Inc...........................................................  $  91,000,000
Lehman Brothers Inc...............................................................  $  35,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated................................  $  14,000,000
                Total.............................................................  $ 140,000,000


                                 EXHIBIT B
                                 ---------

                  FORM OF OPINION OF WEIL, GOTSHAL & MANGES LLP

                                [To be provided]

                                    EXHIBIT C
                                    ---------

           FORM OF OPINION OF LUKAS, NACE, GUTIERREZ & SACHS CHARTERED

                                [To be provided]

                                    EXHIBIT D
                                    ---------

        FORM OF OPINION OF PAUL, WEISS, RIFKIND, WHARTON AND GARRISON LLP

                                [To be provided]

                                    EXHIBIT E
                                    ---------

                  NEGATIVE ASSURANCE LETTER OF JERRY E. VAUGHN

                                [To be provided]

                                 EXHIBIT F
                                 ---------

                               INDEMNITY AGREEMENT

                                [To be provided]







                                      F-1